UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2014

National Property INVESTORS 6

(Exact name of registrant as specified in its charter)

   California                   0-11864               13-3140364

      (State or other jurisdiction        (Commission          (I.R.S. Employer

            of incorporation)             File Number)          Identification

  Number)

80 International Drive

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

Registrant's telephone number, including area code (864) 239-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant's Certifying Accountant

As of January 9, 2014, Ernst & Young LLP, the independent registered public accounting firm previously engaged as the principal accountant to audit the financial statements of National Property Investors 6 (the "Partnership"), was dismissed. As of the same date, the firm of Carter & Company, CPA, LLC was engaged to provide the service for the Partnership.

The reports of Ernst & Young LLP on the financial statements of the Partnership as of and for the years ended December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change independent accountants was approved by the board of directors of the general partner of the Partnership on January 9, 2014.

During the Partnership’s two fiscal years ended December 31, 2012 and any subsequent interim period through January 9, 2014, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Partnership’s financial statements for the fiscal years ended December 31, 2012 and 2011.

The Partnership has provided a copy of this disclosure to Ernst & Young LLP, and the Partnership requested that Ernst & Young LLP furnish the Partnership with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Partnership, and, if not, stating the respects in which it does not agree.  A copy of Ernst & Young LLP’s letter, dated January 14, 2014, is filed as Exhibit 16.1 to this Form 8-K.

During the Partnership's two fiscal years ended December 31, 2012 and the subsequent interim period through January 9, 2014, the Partnership did not consult with Carter & Company, CPA, LLC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Partnership's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2) of Regulation S-K.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

16.1  Letter dated January 14, 2014 from Ernst & Young LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PROPERTY INVESTORS 6

By:   NPI Equity Investments, Inc.

Managing General Partner

By:   /s/Stephen B. Waters

Stephen B. Waters

Senior Director of Partnership Accounting

Date: January 14, 2014